Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate
Expected income tax expense at Federal tax rate	$ 1,782	$ 1,966
State tax expense, net of federal benefit	55	114
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(652)	(626)
Other, net	42	42
Total	$ 1,227	$ 1,496
Effective tax rate	23.40%	25.90%